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Christopher A. Martin
Counsel
Phone:  (314) 444-0499
Fax:    (314) 444-0510


                                April 30, 1998


Board of Directors of
General American Capital Company
700 Market Street
St. Louis, Missouri 63101

Dear Directors:


This opinion is furnished in connection with Post-Effective Amendment No. 14 to the Registration Statement of General American Capital Company.


      1. General American Capital Company has been duly organized, is existing in good standing, and is authorized by its Board of Directors to issue shares of its stock.


      2. The shares of General American Capital Company to be issued in connection with Post-Effective Amendment No. 14 to the Registration Statement have been duly authorized and when issued and delivered as provided in Post-Effective Amendment No. 14 will be legally issued, fully paid, and non-assessable.

I hereby consent to the filing of this opinion with Post-Effective Amendment No. 14 to the Registration Statement of General American Capital Company.

                                     Sincerely,

                                     /s/ Christopher A. Martin

                                     Christopher A. Martin, Counsel
                                     General American Life Insurance Company



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